UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
--------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2005

BANGLA PROPERTY MANAGEMENT, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado                                                        333-105903                                          84-1595829
(State or other jurisdiction                                (Commission                                        (I.R.S. Employer
of incorporation or organization)                      File Number)                                      Identification Number)

111 Changan Middle Road, Jiahui Office Building, 15th Floor
Xi’an, China
Telephone: 86 29 85257829
(operating office)

CSC Corporate Service Company
1275 – 1560 Broadway
Denver, CO  80202
Tel: 303-860-7052
(Name, address and telephone number for
Registered Office and Agent for Service)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

|_|      Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

|_|      Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement communications  pursuant to Rule  13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-4(c))

Introductory Statement

Reference  is  hereby  made  to  Bangla Property Management's  definitive Information  Statement  on  Schedule  14-A  filed with the U.S. Securities and Exchange Commission on September 23, 2005 (the "Information Statement").  The information contained in that Information Statement is hereby incorporated by reference herein.

Item 8.01. Other Events

A Special Meeting of Shareholders of Bangla Property Management Inc., a Colorado corporation (the "Company"), was held on October 14, 2005, and the following Proposals were voted in favor of approval:

Proposal No. 1.    Approval of Agreement and Plan of Merger
Proposal No. 2.    Approval of an Amendment to the Articles of Incorporation to Change the name of the corporation to "China Properties Developments, Inc."
Proposal No. 3.    Approval of an Amendment to the Articles of Incorporation to authorize a 50,000,000 share class of Preferred Stock.
Proposal No. 4.    Subsidiary - Share Purchase Agreement

Bangla Property Management, Inc. (the "Company") was formed on June 15, 2001. The Company and its wholly-owned subsidiary, Bangla Property Management, Inc., a Canadian corporation, has conducted the business of residential property management in Regina, Saskatchewan, Canada.

On August 17, 2005, an amended Agreement and Plan of Merger was created to replace the Agreement and Plan of Merger of February 23, 2005, which was filed with the Securities and Exchange Commission on March 25.  On August 17, 2005, Bangla Property Management, Inc., a Colorado corporation (the "Registrant"), China Property Investments, Inc., a Colorado corporation ("Merger Sub"), and Wollaston Industrial Limited, ("Wollaston") a British Virgin Islands ("BVI")limited liability corporation, as the parent and management company of Xi’an Jiahui Real Estate Co. Ltd. formed under the Company Law of the People’s Republic of China (“Jiahui”), both privately-held corporations, entered into an Agreement and Plan of Merger (the "Agreement") pursuant to which the Registrant, through its wholly-owned subsidiary, Merger Sub, will acquire Wollaston, and its 90.28% ownership in its subsidiary Jiahui in exchange for 10,000,000 shares of Registrant’s common stock (the "Merger").  Under the terms of the Agreement, Wollaston will remain a subsidiary of the Registrant. The transaction contemplated by the Agreement is intended to be a "tax-free" reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

The Company's  address of principal  executive  offices has been changed to 111 Chang'an Middle Road, Jiahui Office Building, 15th Floor, Xi’an, China, telephone: 86 29 85257829.

   Management and Directors

    Pingan Wu, Founder, Chairman, President & CEO.

   Born in Shaanxi Province in January 1958, Mr. Wu founded Jiahui Real Estate in 1996 and has served in his present positions since then. Previously, he founded the Xi’an Qi An Group Company and served as the CEO from 1990 to 1996. From 1987 to 1990, he founded and served as CEO of the Xi’an Qi An Advanced Ceramic Ornament Materials Co., Ltd., a ceramics factory. He served as a manager at Chunlin No.5 Brick Factory in Xi’an from 1984 to 1987 and was granted the certificate of Certified Economist in 1993.

Shuo (Steven) Lou, Chief Financial Officer.

   Born in Hangzhou, China in October 1961, Mr. Lou is currently a citizen of the United States. He has been CFO of Jiahui since 2004. Previously he worked at Wachovia Securities, Inc. (f.k.a. Prudential Securities, Inc.) in Seattle, Washington, as a financial advisor and quantum portfolio manager from 1997 to 2004. From 1994 to

  1996, he was an executive at Shuka Industrial, Inc. in New Jersey. He received an MBA in management information system option from North Carolina State University and an M.A. in Economic and Statistics from Xiamen University, Xiamen, China. He also received a B.S. degree in mathematics from Zhejiang Normal University. He worked as a financial analyst at the Central Bank of China’s Hangzhou branch from 1984 to 1985 and taught business at Hangzhou University School of Business and Economics from 1988 to 1990.

Yingming Wang, Chief Operation Officer.

   Born in Gansu Province, China in July 1963, Mr. Wang has been General Manager of Jiahui from November 1996 through the present. He previously worked with the Shaanxi Province Legal Department as a legal counsel from 1993 to 1996. He received an LLB from Northwest University, School of Political Science and Law in Xi’an. He then worked at the same university as an instructor in law from 1987 to 1993.

Xingguo Wang, Director. Born in Shandong, China in February 1965, Mr. Wang is currently a U.S. citizen. He has served as Vice President of Bright Orient (Holding) Ltd. since July 2003. Previously he was Vice President of Waitex International Ltd. from 2000 to 2002. He received an M.A. in International Economics from Nan Kai University, Tianjin, China. He worked at Zhejiang Securities Co., Ltd. as a deputy general manager of the investment banking department from 1992 to 1994. He was a vice president at Ameda C.G. Inc. from 1994 to1996, and was President of Great Ocean International Ltd. from 1996 to 2000.

   The  following  table set forth information  regarding  the  number of shares of common  stock of the Company,  beneficially  owned on October 14, 2005, by:

>>      each person who is known by the Company to beneficially own 5% or more of the common stock of the Company;

    >>      each of the  directors  and  executive  officers  of  the Company :

Title                    Name and Address                                                  Amount of shares        Percent

   of                       of Beneficial                                                              held by                       of

   Class                  Owner of Shares          Position                                Owner                        Class(1)

   Common         Ping’an Wu                Chairman, CEO*                         2,712,000                 15.65%

                          No. 119

                          Chunlin Village

                          Qujiang Xiang

                          Yanta District

                          Xi'an, Shaanxi, China

                          Shuo Lou                          CFO*                                     300,000                  1.73%

                          1120 Spring St. #

                          14033

                          Seattle, WA, 98104

                          Yingming Wang                COO*                                     300,000                  1.73%

                          Chang'an

                          South Road 9-2-3-2

                          Yanta District

                          Xi'an, Shaanxi, China

                          Xingguo Wang                   Independent                           200,000                    1.15%

                          18 #2A Yanlord Garden     Director*

                          Shangcheng Road

                          Pudong, Shanghai, China

                         Lin Wu                              >5% Holder*                      1,534,000                   8.85%

                         Chang'an

                         South Road 439

                         Oufeng Garden

                         Xi'an, Shannxi, China

                         Rong Wu                           >5% Holder*                      1,533,000                   8.85%

                         No. 119-2, 7# Lane       and Vice President

                         Chunlin Village,

                         Yanta District

                         Xi'an, Shaanxi, China

                          Zhendong Wu                   >5% Holder*                      1,533,000                   8.85%

                          No. 119-2, 7# Lane

                          Chunlin Village, Yanta District

                          Xi'an, Shaanxi, China

  *At the Effective Time of the Merger.

  (1)  The percentages listed in the Percent of Class column are based upon 17,325,000 issued  and outstanding shares of Common Stock.

  Item 9.01 Exhibits

  Exhibit 99.1 - News Release

SIGNATURES

          Pursuant to the requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                 BANGLA PROPERTY MANAGEMENT, INC.

                                                                                                 (Registrant)

    Date: October 19, 2005                                                         /s/ Ping’an Wu

                                                                                                 Chief Executive Officer